UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 9, 2017, xG Technology, Inc. (the “Company”) received a letter from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Nasdaq staff determined that the Company regained compliance with the Nasdaq Capital Market minimum bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Listing Requirement”).

On January 10, 2017, the Company issued a press release with respect to regaining compliance with the Nasdaq Listing Requirement, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2017		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer